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Defined Asset Funds[SM]

The Select Growth Portfolio
1998 Series B
A
Disciplined
Approach
to
Growth
Stock
Investing
[Logo] Merrill Lynch

Select Growth Portfolio

Deciding which investments may support your long-term investment objectives at a level of risk that is acceptable to you can be difficult. This is particularly true if you're interested in incorporating aggressive growth stocks into your portfolio. While many mutual funds and money managers follow a "growth stock" investment style, there is no generally accepted definition of a growth stock and no easy way to select them. That's why we developed the Select Growth Portfolio. It's designed to provide definition and discipline to aggressive growth stock investing.

How The Portfolio Was Selected

A quantitative selection model was developed by O'Shaughnessy Capital Management, Inc., a registered investment advisor (the Portfolio Consultant). This model was used to screen a universe of 5,123 stocks and identify growth stocks believed to be reasonably priced and have attractive growth potential.

Here's How It Worked:

First, growth was defined by selecting stocks with consensus estimated earnings per share growth of 20% for the next year. Then, to give a longer-term view and to avoid short-term run ups, the Portfolio Consultant screened for a 20% estimated consensus earnings per share growth for the next 3 to 5 years.

Second, value was considered by selecting growth stocks with Price to Earnings Ratios not exceeding their estimated 3 to 5 year earnings growth rates. This was to remove expensive stocks.

Third, relative strength was determined by separating out stocks with strong price performance over the prior six months.

Fourth, the Portfolio Consultant weeded out the smaller companies with market capitalization below $750 million.

Finally, the 10 stocks considered most attractive were selected by the Sponsors.

The securities will be selected and held without regard to any buy or sell recommendations of any of the Sponsors.

Investor Profile

This Portfolio is targeted to investors whose primary objective is long-term growth. The investor should have the willingness and ability to withstand extreme price volatility from aggressive growth stocks for the potential of greater rewards over time. Investors are encouraged to follow the Strategy for at least three years.

Past Performance of Prior Select Growth Portfolios

The chart below shows average annual total returns for the following Series, which assume annual "rollovers" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each Series.

Series From Inception Through 3/31/98
--------------------------------------------------------------
Inception                               Return
02/14/95            Series A            22.72%
06/06/95            Series B            22.04%
08/01/95            Series C             1.58%
11/01/95*           Series D            14.16%


Most Recently Completed Portfolio
--------------------------------------------------------------
     Period                             Return
02/10/97-03/13/98        Series A       33.77%
05/01/96-06/13/97        Series B       18.01%
08/12/96-09/12/97        Series C       98.34%
11/12/96-12/19/97        Series D       21.25%

*'95 Series 4 (SGP004) rolled into '96 Series D (SGP96D)

Past performance is no guarantee of future results. Average annual total returns represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on rollovers and different performance periods.

Defined Strategy

The Select Growth Portfolio is based on the Strategy of buying 10 screened growth stocks and holding them for about a year. At the end of the year, we expect to select a new Portfolio through reapplication of the Strategy and you may reinvest in the new Portfolio, if available.

This is a one-year investment but, like all equity investing, a longer-term view is appropriate. To reduce the effect of short-term volatility, the Sponsors suggest that investors follow the Strategy for at least three years. There can be no guarantee that the Portfolio will achieve its objective over its one-year life or over consecutive one-year periods.

Defined Portfolio

This pre-selected portfolio will remain relatively fixed throughout its one-year life. You will always know how your dollars are invested.

Convenience Defined

One advantage of our fixed portfolio of growth stocks is the convenience of acquiring a portfolio of securities through one purchase. The Portfolio invests in 10 stocks but makes it easy with only one price to track. Prices are quoted weekly in Barron's.

No Sell Decisions

The Portfolio will follow a disciplined strategy of buying and holding for about one year. You may also have the option of reinvesting after a year to continue with the Strategy.

Low Cost

The minimum amount required to purchase this investment is $250.

The Portfolio

1.    AccuStaff, Inc.
      (ASI) Provides business services, including consulting, training, outplacement, outsourcing, and strategic staffing services to businesses, professional and service organizations and governmental agencies. The Company's network consists of over 1,000 offices.

2.    Barr Laboratories, Inc.
      (BRL) Develops, manufactures and markets generic pharmaceuticals. Its products are primarily focused on the treatment of cancer, hormone replacement therapies, pain management products, medicines for hypertension and heart disease, and antibiotics and medicine to combat infections.

3.    Biogen, Inc.
      (BGEN) Develops, manufactures and markets drugs for human health care. The Company focuses on developmental biology and gene therapy and sells "AVONEX" to treat relapsing forms of multiple sclerosis.

4.    Federal-Mogul Corporation**
      (FMO) Manufactures and distributes precision parts, primarily vehicular components. It also engineers products for original equipment manufacturers of automobiles, light and heavy trucks, construction vehicles and industrial products.

5.    Gartner Group, Inc.
      (GART) Provides information technology advisory, measurement, research, decision support, analysis, consulting and training products and services. It serves more than 8,300 client organizations with analysts in 75 locations worldwide.

6.    General Nutrition Companies, Inc.
      (GNCI) Through its subsidiaries, it retails vitamin, mineral and sports nutrition supplements as well as personal care, fitness and other health-related products. The Company sells its products through 3,121 retail stores in the United States, Puerto Rico and 17 countries.

7.    Kaufman and Broad Home Corporation**
      (KBH) Builds single-family homes with domestic operations in seven western states and international operations in France and Mexico.

8.    MBNA Corporation**
      (KRB) The parent company of MBNA America Bank, N.A. Through the Bank, the Company issues premium and standard bank credit cards. MBNA also provides retail deposits, individual loans, and card and financial transactions processing.

9.    Network Associates, Inc.
      (NETA) Supplies enterprise network security and management solutions. Its products are marketed under the brand names "Total Virus Defense," "Total Network Security," "Total Network Visibility" and "Total ServiceDesk."

10.   OfficeMax, Inc.
      (OMX) Retails office products at high-volume and deep discounts. It operates 713 stores in 48 states and Puerto Rico and has retail joint ventures in Mexico and Japan. The Company owns and operates "Copy Max", "TechMax" and "FurnitureMax."

DEFINED ASSET FUNDS SELECT GROWTH PORTFOLIO

Defining Your Risks

The following are important facts to keep in mind when considering this investment for your portfolio. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

The Portfolio consists of aggressive growth stocks which are subject to extreme price volatility. Therefore, the Portfolio should be considered speculative and not a complete equity investment program

The Portfolio is designed for investors who can assume the risks associated with equity investments. It is not appropriate for those seeking capital preservation or high current income. U.S. equity markets have been at historically high levels and no assurance can be given that these levels will continue.

The value of your investment will fluctuate with the prices of the underlying stocks. There can be no assurance that dividend rates or stock prices will not decrease over the life of the Portfolio.

**Only these stocks currently pay dividends. The current annual dividends per share for the Securities in Portfolio numbers 4, 7 and 8 are $0.01, $0.30 and $0.36, respectively, based on the latest quarterly, semi-annual or annual declaration; there can be no assurance that future dividend payments, if any, will be maintained in an amount equal to these dividends.

The model and the Portfolio Consultant have a limited track record. Since February 1995, when the first Portfolio was offered, the model has generally underperformed the S&P 500 Index and other equity indexes.

It is unlikely that the Portfolio will change over its one-year life, even if the stock market decreases in value or there are adverse developments affecting the stocks held.

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year end will reflect the actual amount paid to you, net of the deferred sales charge and the charge for organizational expenses. Accordingly, you should not increase the tax basis in your units by these sales charges and expenses.

Generally, dividends and any gains will be subject to tax each year. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 28%. However, on rollovers to future Portfolios, if available, investors will defer recognition of gains and losses on stocks that are contributed in kind to the new Portfolio. Investors may also be eligible for a 20% maximum federal tax rate on gains from those stocks when they are sold.

Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy. All investors pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio.

                                        As a % of Public     Amount per
                                        Offering Price       1,000 Units
-------------------------------------------------------------------------
Initial Sales Charge                         1.00%             $10.00
Deferred Sales Charge                        1.75%             $17.50
                                        ---------------------------------
Maximum Sales Charge                         2.75%             $27.50
Estimated Annual Operating Expenses
(as a % of net assets)                       .392%              $3.88
-------------------------------------------------------------------------


If you sell your units before termination, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial charge will be waived. You will only pay the deferred sales charge and operating expenses.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

Amount Purchased                                Total Sales Charge as a % of
                                                Public Offering Price
-------------------------------------------------------------------------
Less than $50,000                               2.75%
$50,000 to $99,999                              2.50%
$100,000 to $249,999                            2.00%
$250,000 to $999,999                            1.75%
$1,000,000 or more                              1.00%

Select Now

Call your financial professional to see how the Select Growth Portfolio can fit into your financial plan. A free prospectus containing more complete information, including all charges and expenses, is available. Read the prospectus carefully before you invest.

Defined Asset Funds
Buy With Knowledge - Hold With Confidence

Select Ten Portfolios

Select Ten Portfolio
  (DJIA)

Hong Kong Portfolio
  (Hang Seng Index)

Japan Portfolio
  (Nikkei Index)

United Kingdom Portfolio
  (Financial Times Index)


Other Select Series

Select S&P Industrial
  Portfolio

Select S&P Industry
  Turnaround Portfolio

Select S&P Intrinsic Value
   Portfolio


Equity Income Funds
Concept Series

Premier American Portfolio

Premier World Portfolio

Real Estate Income Fund 2

TeleoGlobal Trust 3


Equity Income Funds
Index Series

S&P 500 Index Trust 2

S&P MidCap Index Trust


Other Defined Asset Funds

Corporate Income Funds

Government Securities
  Income Funds

International Bond Funds

Municipal Investment Trusts


                                                                 11591BR-05/98
[Copyright] 1998 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member
SIPC.